Loans Payable – Former Related Parties	12 Months Ended
Dec. 31, 2025
Loans Payable – Former Related Parties [Abstract]
LOANS PAYABLE – FORMER RELATED PARTIES

NOTE 11 – LOANS PAYABLE – FORMER RELATED PARTIES

Between October 2023 through September 2024, the Company issued promissory notes in the aggregate principal of $1,106 thousands and $248 thousands to a shareholder and to an entity managed by that shareholder, respectively, (collectively, the “2024 Shareholder Loans”), in consideration of cash proceeds.

The 2024 Shareholder Loans bear interest of 5.0% per annum and each individual loan will be due and payable three years from the date of issuance. As of December 31, 2025, the outstanding principal balance and accrued and unpaid interest of the 2024 Shareholder Loans was $1,354 and $125, respectively.

In July 2024, a shareholder of the Company made payments on the Company’s behalf to settle an obligation with an affiliate in which the shareholder has a controlling interest. The shareholder entered into an assignment of debt agreement with the affiliate whereby the affiliate assigned its right, title obligation and interest in the obligation by the Company to the shareholder (the “July 2024 Loan”). The July 2024 Loan is noninterest bearing and was due and payable at issuance.

Consisting of the above-mentioned loans, the Company’s loans payable – related parties is summarized as follows:

	Year ended
	December 31
	2025	2024
Shareholder 2024 Loans additions	1,354	1,354
July 2024 Loan additions	1,213	1,213
July 2024 Loan repayments	(1,000)	(1,000)
	1,567	1,567
Accrued interest	125	44
	1,692	1,611

As part of current liabilities	842	619
As part of non-current liabilities	850	992

In June 2024, as part of the terms of a note payable entered into, 30.0% of the loans payable with the shareholder of the Shareholder 2024 Loans and July 2024 Loan was due and payable on demand.